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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)

                                             February 9, 2009 (February 9, 2009)


                        SERVICE CORPORATION INTERNATIONAL
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             Texas                     1-6402-1               74-1488375
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(State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

                     1929 Allen Parkway Houston, Texas            77019
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               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (713) 522-5141


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 2.02  Results of Operations and Financial Condition

On February 9, 2009, Service Corporation International issued a press release updating its financial outlook for the fourth quarter of 2008. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits

           (d)  The following exhibit is included with this report

                Exhibit No.    Description
                -----------    -------------------------------------------------
                    99.1       Press Release, dated February 9, 2009 updating
                               financial outlook for the fourth quarter 2008

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 9, 2009                      SERVICE CORPORATION INTERNATIONAL


                                      By:  /s/ Eric D. Tanzberger
                                           -------------------------------------
                                           Eric D. Tanzberger
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer